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                          Exhibit 5.(a)(2)

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MAILING INSTRUCTIONS: Send this completed application as follows:

IF YOU NEED ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL (800) 722-2333.

APPLICATIONS WITH PAYMENT (AND/OR ADDITIONAL PAYMENTS):
REGULAR MAIL DELIVERY: Pacific Life Insurance Company,
P.O. Box 100060, Pasadena, CA 91189-0060
EXPRESS MAIL DELIVERY: Pacific Life Insurance Company,
C/O FCNPC, 1111 S. Arroyo Parkway, Ste. 150, Pasadena, CA 91105

APPLICATIONS WITHOUT PAYMENT:
REGULAR MAIL DELIVERY: Pacific Life Insurance Company,
P.O. Box 7187, Pasadena, CA 91109-7187
EXPRESS MAIL DELIVERY: Pacific Life Insurance Company,
1111 S. Arroyo Parkway, Ste. 205, Pasadena, CA 91105

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
1.  OWNER IF TRUST IS OWNER, ALSO COMPLETE TRUST AGREEMENT CERTIFICATION FORM. CHECK PRODUCT GUIDELINES FOR MAXIMUM ISSUE AGE.
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Name (FIRST, MIDDLE INITIAL, LAST)                 Birth Date (MO/DAY/YR)                                  Sex

                                                   __/__/____                                              |_|M       |_|F
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Street Address                                     City, State, ZIP Code                                   SSN/TIN


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ADDITIONAL OWNER NOT APPLICABLE FOR QUALIFIED CONTRACTS.  CHECK ONE: |_| JOINT  |_| CONTINGENT
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Name (FIRST, MIDDLE INITIAL, LAST)                 Birth Date (MO/DAY/YR)                                  Sex

                                                   __/__/____                                              |_|M       |_|F
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Street Address                                     City, State, ZIP Code                                   SSN/TIN


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2.  ANNUITANT IF OWNER(S) AND ANNUITANT(S) ARE THE SAME, IT IS NOT NECESSARY TO COMPLETE THIS SECTION. CHECK PRODUCT GUIDELINES
    FOR MAXIMUM ISSUE AGE.
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Name (FIRST, MIDDLE INITIAL, LAST)                 Birth Date (MO/DAY/YR)                                  Sex

                                                   __/__/____                                              |_|M       |_|F
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Street Address                                     City, State, ZIP Code                                   SSN


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ADDITIONAL ANNUITANT COMPLETE THIS SECTION TO NAME ADDITIONAL ANNUITANT. NOT APPLICABLE FOR QUALIFIED CONTRACTS.

CHECK ONE: |_| JOINT |_| CONTINGENT
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Name (FIRST, MIDDLE INITIAL, LAST)                 Birth Date (MO/DAY/YR)                                  Sex

                                                   __/__/____                                              |_|M       |_|F
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Street Address                                     City, State, ZIP Code                                   SSN


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3.  BENEFICIARIES IF NO BOXES ARE CHECKED, DEFAULT WILL BE JOINT PRIMARY BENEFICIARIES. UNLESS OTHERWISE INDICATED, PROCEEDS
    WILL BE DIVIDED EQUALLY. USE SPECIAL REQUESTS SECTION TO PROVIDE ADDITIONAL BENEFICIARIES OR BENEFICIARY INFORMATION.
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Name (FIRST, MIDDLE INITIAL, LAST)                 |_| PRIMARY                                      Relationship   Percentage
                                                   |_| CONTINGENT                                                             %
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Name (FIRST, MIDDLE INITIAL, LAST)                 |_| PRIMARY                                      Relationship   Percentage
                                                   |_| CONTINGENT                                                             %
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4.  CONTRACT TYPE  SELECT ONE.

 |_| Non-Qualified            |_| SIMPLE IRA(1)                    |_| Custodial IRA                 |_| 457
 |_| Conduit IRA              |_| SEP-IRA                          |_| 401(a) Pension(2)             |_| Keogh/HR10(2)
 |_| IRA                      |_| Contributory Roth IRA            |_| 401(k)(2)                     |_| TSA/403(b)(3)

 |_| Conversion Roth IRA    Conversion Date __/__/____

 (1)COMPLETE ROTH/SIMPLE FORM. (2)COMPLETE QUALIFIED PLAN CERTIFICATION FORM. (3)COMPLETE TSA CERTIFICATION FORM.


   QUALIFIED CONTRACT PAYMENT TYPE
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   IF NO YEAR IS INDICATED, CONTRIBUTION DEFAULTS TO CURRENT TAX YEAR.

   |_| Transfer.............$____________

   |_| Rollover.............$____________

   |_| Contribution.........$____________ for tax year ____________


5.  INITIAL PURCHASE PAYMENT
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INDICATE THE FORM OF INITIAL PAYMENT. CHECK PAYABLE TO PACIFIC LIFE INSURANCE COMPANY.

 |_| 1035 EXCHANGE/EST. TRANSFER $____________      |_| AMT. ENCLOSED  $____________
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6.  OPTIONAL DEATH BENEFIT

SUBJECT TO STATE AVAILABILITY. ANNUITANT(S) MUST NOT BE OVER 75 AT ISSUE. IF AN OPTION IS NOT SELECTED, THE STANDARD DEATH
BENEFIT IS THE DEFAULT.

 |_| Standard Death Benefit      |_| Stepped-Up Death Benefit
                  |_| Premier Death Benefit
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7.  REPLACEMENT Will the purchase of this annuity result in the replacement, termination or change in value of any existing
    life insurance or annuity in this or any other company?  |_| Yes    |_| No

IF YES, PROVIDE THE INFORMATION BELOW AND ATTACH ANY REQUIRED STATE REPLACEMENT AND/OR 1035 EXCHANGE/TRANSFER FORMS. USE THE
SPECIAL REQUESTS SECTION FOR ADDITIONAL INSURANCE COMPANIES AND CONTRACT NUMBERS.
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Insurance Company Name               Contract Number                  Contract Type Being Replaced
                                                                      |_| Life Insurance
                                                                      |_| Fixed Annuity
                                                                      |_| Variable Annuity
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8.  TELEPHONE/ELECTRONIC AUTHORIZATION

I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By checking "yes," I am authorizing and directing Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held armless for
any claim, liability, loss or cost.  |_| Yes

9.  ELECTRONIC DELIVERY AUTHORIZATION

By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information electronically.
I understand that I must have internet access to use this service and there may be access fees charged by the internet
service provider.  |_| Yes
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 Email address:_________________________________________@_________________________________________
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
10. SPECIAL REQUESTS IF ADDITIONAL SPACE IS NEEDED, ATTACH LETTER SIGNED AND DATED BY OWNER(S).
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11. ALLOCATION OPTIONS  USE WHOLE PERCENTAGES ONLY. ALLOCATIONS MUST EQUAL 100%.
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MANAGER:                         PORTFOLIO:                          MANAGER:                PORTFOLIO:

________% AIM.............................BLUE CHIP                  ________% Janus.......................FOCUSED 30
________AIM...............................AGGRESSIVE GROWTH          ________Lazard........................MID-CAP VALUE
________Alliance Capital..................AGGRESSIVE EQUITY          ________Lazard........................INTERNATIONAL VALUE
________Alliance Capital..................EMERGING MARKETS           ________MFS...........................CAPITAL OPPORTUNITIES
________Capital Guardian..................DIVERSIFIED RESEARCH       ________MFS...........................MID-CAP GROWTH
________Capital Guardian..................SMALL-CAP EQUITY           ________MFS...........................GLOBAL GROWTH
________Capital Guardian..................INTERNATIONAL LARGE-CAP    ________Mercury  Advisors.............EQUITY INDEX
________Goldman Sachs.....................EQUITY                     ________Mercury  Advisors.............SMALL-CAP INDEX
________Goldman Sachs.....................I-NET TOLLKEEPER           ________Morgan  Stanley...............REIT
________INVESCO...........................FINANCIAL SERVICES         ________PIMCO.........................GOVERNMENT SECURITIES
________INVESCO...........................HEALTH SCIENCES            ________PIMCO.........................MANAGED BOND
________INVESCO...........................TECHNOLOGY                 ________Pacific Life..................MONEY MARKET
________INVESCO...........................TELECOMMUNICATIONS         ________Pacific  Life.................HIGH YIELD BOND
________J.P. Morgan.......................MULTI-STRATEGY             ________Salomon.......................LARGE-CAP VALUE
________J.P. Morgan.......................EQUITY INCOME              ________Pacific  Life.................FIXED
________Janus.............................STRATEGIC VALUE
________Janus.............................GROWTH LT                  ________TOTAL MUST EQUAL 100%

12. STATEMENT OF APPLICANT I received prospectuses for this variable annuity contract. After reviewing my financial background with my agent, I believe this contract will meet my insurable needs and financial objectives. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I understand that as a result of the investment experience of the variable investment options, my contract value may increase or decrease and is not guaranteed.
I discussed the fees and charges for this contract with my agent, including withdrawal charges.

If there are joint applicants, the issued contract will be owned by the joint applicants as Joint Tenants With Right of
Survivorship and not as Tenants in Common.

My signature certifies that the taxpayer identification number is correct. The following sentence applies only if you are not subject to withholding. I am not subject to backup withholding either because: 1) I am exempt; 2) I have not been notified that I am subject to backup withholding resulting from failure to report all interest or dividends; 3) I have been notified that I am no longer subject to backup withholding. The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

THESE STATES REQUIRE INSURANCE COMPANIES TO PROVIDE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR
YOUR STATE AS INDICATED BELOW. PLEASE CHECK FOR STATE PRODUCT AVAILABILITY.

COLORADO It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Services.

NEW JERSEY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

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Signed at: City                                   State                           Solicited at: State

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VIRGINIA It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

WASHINGTON Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under law.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties.
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Owner's Signature                                                                 Date
Sign here:                                                                          __/__/____
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Joint Owner's Signature IF APPLICABLE                                             Date
Sign here:                                                                          __/__/____
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13. AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be)
surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this
transaction assuming the contract applied for will be issued? |_| YES |_|  NO IF YES, EXPLAIN IN REPLACEMENT SECTION.

I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, and followed Pacific Life's written replacement guidelines.

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Soliciting Agent's Signature                   Print Agent's Full Name                        Agent's ID Number
Sign here:
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Agent's Phone Number                           Agent's E-Mail Address                                  Option
                                                                                                                 |_|A
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Broker/Dealer's Name                           Brokerage Account Number  OPTIONAL.

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